SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_] Confidential, For Use of the
                                               Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               WORLD CALLNET, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

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[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

                               World CallNet, Inc.
                           Brecon House, Meridian Gate
                                 207 Marsh Wall
                            London, England, E14 9YT

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 24, 2000


                                                               London, UK
                                                               February 24, 2000

         The Annual Meeting of Stockholders (the "Annual Meeting") of World CallNet, Inc., a Delaware corporation (the "Company"), will be held in The International Hotel, Marsh Wall, London, England on February 24, 2000 at 10:30 am (local time) for the following purposes:

      1. To elect three directors to the Company's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal;

     2. To approve an amendment to the Company's Stock Option Plan to increase the number of shares to be issued under such plan from 1,000,000 to 3,000,000;

     3. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 30,000,000 to 100,000,000;

     4. To ratify the appointment of Hein + Associates, L.L.P. as Company's independent auditors for the fiscal year ending September 30, 2000; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on January 14, 2000, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                     By Order of the Board of Directors,

                                     /s/ Richard Ibbotson
                                         -------------------------------
                                         Secretary


                                    IMPORTANT
                                    ---------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                          THANK YOU FOR ACTING PROMPTLY

--------------------------------------------------------------------------------

                               World CallNet, Inc.
                           Brecon House, Meridian Gate
                                 207 Marsh Wall
                            London, England, E14 9YT


                                 PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of World CallNet, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The International Hotel, Marsh Wall, London England on February 24, 2000 at 10:30 am (local time), and any adjournments or postponements thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on January 14, 2000 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 14,846,324 shares of Common Stock.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about February 24, 2000.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

         At the Annual Meeting, the stockholders will elect three (3) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

         Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted AFOR@ the election of each of the three nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

         Name                          Age         Position
         ----                          ---         --------

         Paul Goodman-Simpson (1)      42          President and Director

         Aaron Goodman-Simpson (1)     38          Vice President and Director

         Keith Goodyer                 32          Vice President and Director

         (1) Paul Goodman-Simpson and Aaron Goodman-Simpson are brothers.

         The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee=s business experience during the past five years, has been furnished to the Company by the respective director nominees:

         Paul Goodman-Simpson. Mr. Goodman-Simpson has been a director and the president of the Company since October 9, 1998 and a managing director and a co-founder in 1997 of World Wide Communications (Holdings) Ltd. ("WWCH"), which became a wholly owned subsidiary of the Company on October 9, 1998. From 1993 to 1997 he was the managing director of KORE Ltd., a computer software distribution company. From 1992 to 1993 he was Director of Sales (Far East Asia) of International Software Systems, Inc., a software company. From 1985 to 1992 he was a salesman for two other software companies.

         Aaron Goodman-Simpson. Mr. Goodman-Simpson has been a director and the vice president for operations and sales of the Company since October 9, 1998, when the Company acquired all the capital stock of WWCH. He joined WWCH in 1997 as its sales director and vice president for operations. He served as the sales director of KORE Ltd., a computer software distribution company from 1994 to 1997. From 1992 until October 1994 he was the business development manager for Computer 2000 Datech Ltd., Europe's largest computer peripheral distributor. From 1986 until 1992 he was a director of A & B Developments Ltd., a construction company to which Mr.
Goodman-Simpson introduced computer-aided design to its practice.

         Keith Goodyer. Mr. Goodyer is a director and vice president of the Company since October 9, 1998 and the technical director and a co-founder in 1997 of WWCH, which became a wholly owned subsidiary of the Company on October 9, 1998. He manages WWCH's research and development facility in Newport Pagnell, England. From 1989 until co-founding WWCH, he was an independent Internet consultant and developer. He developed several new consumer electronics and Internet tools including the Company's TelEmail and MailTV products. From 1992 to April 1997 Mr. Goodyer was Internet Appliance Product Manager of MSU Corporation, a public company that designs Internet appliances, and led a development team that produced the first Set-Top-Box for connecting television sets to the Internet.

         Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended September 30, 1999, the Board of Directors of the Company held nine (9) meetings and acted by unanimous written consent on nine (9) occasions. No director attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.

         The Board of Directors has not appointed an audit committee or a compensation committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Mr. Richard Ibbotson, Secretary, at the Company's address set forth above.

COMPENSATION OF DIRECTORS

         Directors currently receive no cash fees for services provided in that capacity, but are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend.

         The proxy holders intend to vote the shares represented by proxies for all of the Board=s nominees, except to the extent authority to vote for the nominees is withheld.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD  RECOMMENDS  A VOTE  FOR THE ELECTION  OF ALL  NOMINEES NAMED
ABOVE.

                                 PROPOSAL NO. 2

               APPROVAL OF AMENDMENT TO THE 1998 STOCK OPTION PLAN

         The Board of Directors has approved and is submitting for stockholder approval, an amendment to the Company's 1998 Stock Option Plan (the A1998 Plan@) to increase by 2,000,000 shares the number of shares of Common Stock available for the grant of options. If the amendment is approved, a total of 3,000,000 shares of the Company's Common Stock will be issuable for the grant of options, stock bonuses, stock awards, restricted stock and restricted stock units under the Stock Option Plan (collectively, "Awards"). The amendment would change the numbers "1,000,000" in the first sentence of Section 3 of the 1998 Plan, to "3,000,000".

        The purpose of the 1998 Plan is to assist the Company and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates. Awards granted under the 1998 Plan enable the grantees to acquire or increase a proprietary interest in the Company, strengthen the mutual interest of the grantees and the Company's stockholders, and provide the grantees with annual and long term performance incentives to create shareholder value. The Board of Directors believes that the purposes of the 1998 Plan and the best interests of the Company will be furthered by increasing the number of shares for which options may be granted. Based upon past practice and an increase in the number of individuals eligible to participate in the 1998 Plan, the Board estimates that the number of shares of Common Stock remaining available under the 1998 Plan will be insufficient to meet the Company's compensation requirements in fiscal 2000 unless the proposed amendment is adopted. Accordingly, the Board of Directors wishes to ensure the continued availability of shares for which Awards may be granted to all eligible current and future officers, directors and employees.

         Although the Company believes it beneficial to increase the aggregate number of shares for which options may be granted, the granting and exercise of any such additional stock options may reduce future reportable book value per share, in amounts that cannot be determined at this time. Further, the exercise of such additional stock options would have a dilutive effect on the stock ownership of persons not granted such options.

         The 1998 Plan was first adopted by the Board in 1998 and approved by the stockholders at the 1999 Annual Meeting. Over the approximately two-year period from inception to December 1, 1999, the following persons and groups of persons have received options under the 1998 Plan to purchase the shares shown below:

         NAME AND POSITION                           NUMBER OF OPTION SHARES
         -----------------                           -----------------------

         Paul Goodman-Simpson                               650,000
         Aaron Goodman-Simpson                              650,000
         Keith Goodyer                                      650,000
         Walter B. Wriston                                   50,000

     These shares have been approved by the Board of Directors and are subject to shareholder approval of the amendment to the 1998 Stock Option Plan.

DESCRIPTION OF PLAN

         The Company's 1998 Stock Option Plan (the "Plan") enables the Board of Directors or a committee designated by the Board (an "Option Committee") to grant options to purchase up to 1,000,000 shares of Common Stock of the Company. Options may be granted to officers, directors and employees of the Company or any parent or subsidiary of the Company and to any consultant or advisor to the Company or any parent or subsidiary of the Company.

         Two types of options may be granted. "Incentive Stock Options" are options granted to persons who are employees (including officers and directors if they are employees) of the Company or any parent or subsidiary of the Company, which options are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code. All other options are called "Nonqualified Stock Options." The two types of options have different income tax consequences for the grantees and for the Company (see below).

         Options may be granted under the Plan at any exercise price, but options intended to be Incentive Stock Options cannot be granted at an exercise price less than the fair market value of the Company's Common Stock on the day the options are granted.

         However, with respect to options granted to persons owning ten percent or more of the voting shares of all classes of stock of the Company, the exercise price of the options cannot be less than 110% of the market value of the Company's Common Stock on the day the options are granted.

         The Plan was adopted by the Board of Directors on November 9, 1998, approved by the Company's stockholders on January 05, 1999, and shall terminate ten years after adoption. Options granted under the Plan can be for any term not exceeding ten years or, for persons owning ten percent or more of the voting shares of all classes of stock of the Company at the time of a grant of options, for any period not exceeding five years.

         The market value of the 1,000,000 shares subject to the Plan was $1,437,500 on November 11, 1998 (i.e., $1.4375 a share). On that day, options to purchase 150,000 shares of Common Stock of the Company at $1.50 a share were granted under the Plan to each of Paul Goodman-Simpson, president, chief executive officer of the Company and managing director of the Company's wholly-owned subsidiary, World CallNet, Ltd. ("WCL"); Aaron Goodman-Simpson, vice president, chief operating officer of the Company and director of WCL; Keith Goodyer, vice president , chief technical officer of the Company and director of WCL and options to purchase 50,000 shares of Common Stock were granted to Walter B. Wriston, an advisory director of the Company. The options expire on November 11, 2001.

         On June 23, 1999, options to purchase 353,320 shares of Common Stock at $1.25 per share were granted to Paul Goodman-Simpson and Aaron Goodman-Simpson and options to purchase 353,360 shares of Common Stock were granted to Keith Goodyer. These options expire on June 23, 2002.

         On September 2, 1999, the Company assumed the stock options of CallNet Plc, which became a wholly owned subsidiary of the Company on that date. The options entitle Paul Goodman Simpson and Aaron Goodman-Simpson each to purchase 146,680 shares of the Company's Common Stock and Keith Goodyer to purchase 146,640 shares at $1.65 per share. These options expire on September 2, 2002.

         All three of these persons are directors of the Company and are nominated to be directors of the Company during the next year.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options.

         There are no federal income tax consequences, to either the Company or the option grantee, on the date the options are granted.

         On exercise, there are no federal income tax consequences to either the Company or the grantee.

         On the grantee's sale of the shares acquired through exercise, the Company has no federal income tax consequences, and the grantee has reportable capital gain income or loss.

Nonqualified Options.

         On the date the options are granted, there are no federal income tax consequences unless the exercise price is so far below the market value of the underlying shares that date that some part of the difference (the "spread") may be deemed to be immediate compensation to the grantee. There is no Treasury regulation that sets how far below market price this spread may be, but case law and other precedents suggest that nonqualified options granted at no lower than 30% of market price will not be challenged by the Internal Revenue Service.

         To the extent that any portion of the spread is treated as compensation to the grantee, the grantee realizes the receipt of ordinary income the day of the grant, and the Company must reflect the payment of this compensation expense on its books that date.

         On exercise, the difference between the exercise price (as possibly adjusted upward, for income tax purposes only, as described in the preceding paragraph) and the market value of the shares acquired is treated as compensation income to the option grantee and as compensation expense to the Company.

         On the grantee's sale of shares acquired through exercise, the Company has no federal income tax consequences, and the grantee has reportable capital gain income or loss on the difference between the sale proceeds and the market value of the shares on the day of exercise of the options.

PAYMENT FOR STOCK UPON EXERCISE OF OPTIONS

         Grantees pay for stock upon exercise of options granted under the Plan by certified or cashier's check. However, in the discretion of the Board of Directors, or an Option Committee, payment may be made by any of the following:

          o    check,

          o    promissory note,

          o retention by the Company, from the shares of stock subject to an exercise of an option, of that number of shares whose value is equal to the total exercise price amount, valued at the Market price of the stock on the day of exercise, or

          o other shares of the Company's capital stock, valued at their fair market value on the date of surrender, provided such stock has been held by the grantee for more than six months (in the case of stock acquired by the grantee through exercise of an option granted under the Plan) or such surrendered stock was not acquired directly or indirectly from the Company.

TERMINATION OF OPTIONS

         Unexercised options granted under the Plan terminate at the earlier to occur of the following:

          o    Their expiration date,

          o twelve months after the death or total and permanent disability of a grantee, but only to the extent the options were exercisable on the death or the termination of employment or of status as a non-employee officer, director, advisor or consultant (in the case of nonqualified options, this twelve-month period can be extended by the Board of Directors or the Option Committee), or

          o 90 days after any other termination of employment or status as a non-employee officer, director, advisor or consultant, but only to the extent the options were exercisable on the date of such termination (in the case of nonqualified options, this 90-day period can be extended by the Board of Directors or the Option Committee).


STOCKHOLDER APPROVAL

         Adoption of the proposal to amend the 1998 Stock Option Plan requires the affirmative vote of holders of a majority of the total votes cast in person or by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE 1998 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

         The present capital structure of the Company authorizes 30,000,000 shares of Common Stock. It also authorizes 10,000,000 shares of Preferred Stock, which is presently undesignated and which may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. The Board of Directors believes that this capital structure is inadequate for the future needs of the Company. Therefore, the Board of Directors has approved the amendment of the Company's Second Amended and Restated Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 30,000,000 to 100,000,000 shares. No change is proposed to be made with respect to the number of authorized shares of Preferred Stock. The Board of Directors believes that a capital structure consisting of 100,000,000 authorized shares of Common Stock and 10,000,000 authorized shares of Preferred Stock more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. On December 31, 1999 13,471,324 shares of Common Stock and no shares of Preferred Stock were outstanding. The proposed amendment of the Certificate was approved by the Board on December 7, 1999, subject to stockholder approval at the Special Meeting.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

         The Company has what the Board of Directors considers to be an insufficient number of authorized but unissued shares of Common Stock available for future issue. Authorizing an additional 70,000,0000 shares of Common Stock would give the Board of Directors the authority to issue such Common Stock from time to time as the Board of Directors deems necessary, without further action of the stockholders, unless such stockholder action is specifically required by applicable laws or the rules of The Nasdaq National Market or any stock exchange on which the Company's securities may then be listed. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes, including:

          o    stock splits, dividends or distributions;

          o equity financings - the Company may in the near term seek to raise additional capital by selling and issuing shares of its Common Stock as dictated by prevailing market conditions or the Company's capital needs, and the Board of Directors believes it prudent to have shares available for such issuances on an as-needed basis, without the delay inherent in seeking stockholder approval for a specific transaction; and

          o    acquisition   transactions   -  the   Company   may  make  future
               acquisitions and may use its capital stock as currency in such acquisitions if appropriate opportunities arise.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment to the Certificate. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. If this proposal is approved at the Special Meeting, the proposed amendment would become effective upon filing a certificate of amendment to the Certificate with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS AMENDMENT TO THE CERTIFICATE.

                                 PROPOSAL NO. 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Hein + Associates LLP ("Hein") to be the Company=s independent auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Hein is expected to be present at the annual meeting to respond to appropriate questions from stockholders.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR HEIN TO BE THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding ownership of the Company=s Common Stock as of December 31, 1999, by all persons known by the Company to be beneficial owners of five percent (5%) or more of the outstanding shares of Common Stock

                                    Number of Shares          Approximate
                                      Beneficially           Percentage of
Name*                                   Owned               Common Stock**
-----                               ----------------        --------------

Paul Goodman-Simpson                   1,127,160***               8.0%

Aaron Goodman-Simpson                    854,480***               6.1%

Keith Goodyer                            938,220***               6.6%

MailTV Pty Ltd.                        2,900,000                 21.5%


                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding ownership of the Company=s Common Stock as of December 31, 1999, by (i) each director of the Company, (ii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"), and
(iii) all directors and executive officers of the Company as a group:

                                    Number of Shares          Approximate
                                      Beneficially           Percentage of
Name*                                      Owned            Common Stock**
----                                ----------------        --------------

Paul Goodman-Simpson                   1,127,160***               8.0%

Aaron Goodman-Simpson                     854,480***              6.1%

Keith Goodyer                             938,220***              6.6%

Walter B. Wriston                          50,000***               -

All officers and directors
As a group (4 persons)                  2,969,860                19.3%








* Except as noted above, the address for the above identified officers and directors of the Company is c/o World CallNet, Inc., Brecon House, Meridian Gate 207 Marsh Wall, London, England, E14 9YT.

** Percentages are based upon the assumption that the shareholder has exercised all of the options he or she owns and that no other shareholder has exercised any options he or she owns.

*** Includes 650,000 stock options granted to each of Paul Goodman-Simpson, Aaron Goodman-Simpson, and Keith Goodyer; and 50,000 stock options granted to Walter B. Wriston.


                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth certain summary information with respect to the compensation paid to the Named Executive Officers of the Company for services rendered in all capacities to the Company during the fiscal year ended
September 30, 1999. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:



                                                                                   Long-Term Compensation
                                              Annual Compensation           -------------------------------------
                                       -----------------------------------
                                                                                   Awards             Payouts
                                       --------------------------------------------------------------------------
                                                                                         Securities
                                                                            Restricted   Underlying               All Other
                                                        Other                 stock       Options/     LTIP      Compen-
                                                       Compen-               Award(s)       SARS      Payouts     sation
     Name          Position     Year      Salary       sation*     Bonus       ($)            #         ($)         ($)
--------------- --------------- ------ ------------ ----------- ---------- ------------ ------------ ----------- -----------
Paul                Chief
Goodman-            Executive   1998    $ 66,388      $      -   $      -    $      -    $       -     $      -   $      -
Simpson             Officer     1999     213,954             -          -           -            -            -          -
----------------------------------------------------------------------------------------------------------------------------
Aaron               Chief
Goodman-            Operating   1998    $ 66,388             -          -           -            -            -          -
Simpson             Officer     1999     213,954             -          -           -            -            -          -
----------------------------------------------------------------------------------------------------------------------------
                    Chief
Keith               Technical   1998    $ 66,388             -          -           -            -            -          -
Goodyer             Officer     1999     213,954             -          -           -            -            -          -
----------------------------------------------------------------------------------------------------------------------------

     * Amounts received by the above individuals in 1998 and 1999 were individually less than $50,000 and 10% of total annual salary.



                       STOCK OPTIONS GRANTS AND EXERCISES

The following table shows the value at September 30, 1999 of unexercised options held by the named executive officers:

                 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values
----------------------------------------------------------------------------------------------------------------------------

                                                          Number of Unexercised           Value of Unexercised In-the-
                        Number of                       Options as of September 30,      Money Options at September 30,
                     Shares Acquired      Value                     1999                              1999
                                                      ----------------------------------------------------------------------
     Name             on Exercise       Realized($)     Exercisable     Unexercisable      Exercisable      Unexercisable
------------------- ------------------ -------------- ---------------- ----------------- ---------------- ------------------
Paul
Goodman-              n/a                  n/a            650,000                  -        $   65,000       $      -
Simpson
----------------------------------------------------------------------------------------------------------------------------
Aaron
Goodman-              n/a                  n/a            650,000                  -        $   65,000       $      -
Simpson
----------------------------------------------------------------------------------------------------------------------------

Keith Goodyer         n/a                  n/a            650,000                  -        $   65,000       $      -

----------------------------------------------------------------------------------------------------------------------------





         The following table sets forth stock options granted to the named executive officers during the last completed fiscal year:


----------------------------------------------------------------------------------------------------------------------------
                                                      Percent of                  Market
                                     Number of        Total Options  Exercise    Price Per
                                     Securities        Granted to     Price      Share on       Expiration Date
                                     Underlying       Employees in     Per        Date of
      Name                         Options Granted    Fiscal Year     Share       Grant
----------------------------------------------------------------------------------------------------------------------------

                                           150,000             6.8%       $1.50       $1.44    November 11, 2001
Paul Goodman-Simpson                       353,320             1.6%        1.25        1.25      June 23, 2002
                                           146,680             6.7%        1.65        2.63    September 2, 2002
----------------------------------------------------------------------------------------------------------------------------
                                           150,000             6.8%       $1.50       $1.44    November 11, 2001
Aaron Goodman-Simpson                      353,320             1.6%        1.25        1.25      June 23, 2002
                                           146,680             6.7%        1.65        2.63    September 2, 2002
----------------------------------------------------------------------------------------------------------------------------

                                           150,000             6.8%       $1.50       $1.44    November 11, 2001
Keith Goodyer                              353,320             1.6%        1.25        1.25      June 23, 2002
                                           146,680             6.7%        1.65        2.63    September 2, 2002
----------------------------------------------------------------------------------------------------------------------------



                              EMPLOYMENT CONTRACTS

         The Company has employment agreements with Paul Goodman-Simpson, Aaron Goodman-Simpson and Keith Goodyer. Each is employed for a term to end September 30, 2001 at an annual salary of (pound)130,000 (approximately $214,000) plus an automobile allowance of (pound)7,500 (approximately $12,500).


                          TRANSACTIONS WITH MANAGEMENT

o CallNet Plc paid salaries of officers/directors and employees and paid certain other administrative costs of the Company during the period ended September 30, 1998. Such amounts, which totaled $185,486, have been recorded as general and administrative expense in 1998.

o Certain intellectual property rights related to e-mail functionality were assigned to the Company in 1998 by TelEmail Europe (via the Company's newly formed subsidiary, Overleaf) in exchange for 100 shares of stock. The parties that received the stock also paid the Company a total of $166 for the shares.

o The Company entered into an agreement with CallNet Plc in 1998 in which the Company was to license its system for the business of Internet service provider in the United Kingdom and CallNet Plc was to sub-license such system to other parties.

o    The Company acquired CallNet Plc in two steps in fiscal year 1999.


      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals of stockholders intended to be presented at next years Annual Meeting of Stockholders must be received by Richard Ibbotson, Secretary, World CallNet, Inc., Brecon House, Meridian Gate, 207 Marsh Wall, London, England, E14 9YT, no later than September 30, 2000.


                              OTHER PROPOSED ACTION

         The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. The following persons during the last fiscal year failed to file on a timely basis, as disclosed in the following table, reports required by Section 16(a) of the Exchange Act:

                                          Number of                 Number of
         Name                            Late Reports             Transactions

Paul Goodman-Simpson                         1                         3
Aaron Goodman-Simpson                        1                         3
Keith Goodyer                                1                         3


              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

          THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO SHAREHOLDER RELATIONS, WORLD CALLNET, INC., BRECON HOUSE, MERIDIAN GATE, 207 MARSH WALL, LONDON, ENGLAND, E149YT, TELEPHONE NUMBER (44-171-335-8300). IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JANUARY 31, 2000.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                        By Order of the Board of Directors,


                                        /s/ Richard Ibbottson
                                            -----------------
                                            Richard Ibbotson,
                                            Secretary


London, UK
February 24, 2000

PROXY                                                                      PROXY



                               World CallNet, Inc.

            PROXY FOR ANNUAL MEETING TO BE HELD ON FEBRUARY 24, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The  undersigned  hereby  appoints  Paul  Goodman-Simpson  and  Richard
Ibbotson, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of World CallNet, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on February 24, 2000 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT-This Proxy must be signed and dated on the reverse side.

--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of World CallNet, Inc. to be held in The International Hotel, Marsh Wall, London, England on February 24, 2000 at 10:30 am (local time).

         Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-4


1.  ELECTION OF DIRECTORS:                           For         Withhold
     Nominees:
     --------
         Paul Goodman-Simpson                        [_]            [_]
         Aaron Goodman-Simpson                       [_]            [_]
         Keith Goodyer                               [_]            [_]


--------------------------------------------------------------------------------
    (Except nominee(s) written above)

                                                     For         Against       Abstain
2.  Proposal to approve the increase of the          [_]            [_]          [_]
number of shares of common stock issuable
under the Stock Option Plan from 1,000,000
to 3,000,000.

                                                      For         Against       Abstain
3.  Proposal to approve an amendment to the           [_]            [_]         [_]
Company's Certificate of Incorporation to increase
the authorized number of shares of common stock
from 30,000,000 to 100,000,000.

                                                      For         Against       Abstain
4. To ratify the appointment of Hein + Associates,
L.L.P.  as  Company's independent auditors for
the fiscal year ending September 30, 2000.            [_]           [_]          [_]


If you plan to attend the Annual Meeting please mark this box  [_]

Dated: __________________, 2000

Signature ____________________________________________________________________________________

Name (printed) _______________________________________________________________________________

Title ________________________________________________________________________________________
Important:  Please sign exactly as name appears on this proxy.  When signing as attorney,  executor, trustee, guardian, corporate officer, etc., please indicate full title.

----------------------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
